UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2006

GENEREX BIOTECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-25169	98-0178636
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification
Incorporation)		Number)

33 Harbour Square, Suite 202, Toronto, Ontario Canada	M5J 2G2
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.
Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02   Unregistered Sales of Equity Securities.
Item 3.03   Material Modification to Rights of Security Holders.

As previously reported on the Current Report on Form 8-K of Generex Biotechnology Corporation (the “Company”) filed with the Securities Exchange Commission on January 20, 2006, the Company issued additional investment rights (the “AIRs”) to each of Iroquois Capital LP, Cranshire Capital, L.P., Smithfield Fiduciary LLC and Omicron Master Trust (collectively, the “Investors”) on January 20, 2006 pursuant to which the Company granted to each of the Investors the right to purchase detachable units consisting of (i) $1,000,000 principal amount debentures convertible into common stock at a conversion price of $1.25 (the “AIR Debentures”), and (ii) warrants entitling the holder thereof to purchase a number of shares of the Company’s common stock equal to 100% of the shares of common stock issuable upon the conversion in full of the AIR Debentures at a $1.25 conversion price (800,000 shares) at an exercise price of $1.25 per share. The AIRs were each originally exercisable on 181st day after January 20, 2006. On February 28, 2006, each of the Investors agreed to immediately exercise 100% of the AIRs (for aggregate gross proceeds to the Company of $4,000,000) in exchange for the acceleration of the exercise periods.

The Company undertook the offer and sale of the AIRs, as well as the shares of common stock into which such AIRs are exercisable, in reliance upon Rule 506 of Regulation D and Section 18(b)(4)(D) of the Securities Act o f 1933, as amended (the “Securities Act”). Each of the Investors has previously represented and warranted to the Company that it is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The sale of such securities did not involve the use of underwriters, and no commissions were paid in connection therewith.

Item 9.01.   Financial Statements and Exhibits.

(d)     Exhibits.

4.1	Agreement to Amend Additional Investment Right between the Company and Cranshire Capital, L.P. dated February 28, 2006.

4.2	Agreement to Amend Additional Investment Right between the Company and Omicron Master Trust dated February 28, 2006.

4.3	Agreement to Amend Additional Investment Right between the Company and Iroquois Capital LP dated February 28, 2006.

4.4	Agreement to Amend Additional Investment Right between the Company and Smithfield Fiduciary LLC dated February 28, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION

Dated: February 28, 2006	By:	/s/ Rose Perri
Chief Operating Officer and
Chief Financial Officer
(principal financial officer)

EXHIBIT INDEX

4.1	Agreement to Amend Additional Investment Right between the Company and Cranshire Capital, L.P. dated February 28, 2006.

4.2	Agreement to Amend Additional Investment Right between the Company and Omicron Master Trust dated February 28, 2006.

4.3	Agreement to Amend Additional Investment Right between the Company and Iroquois Capital LP dated February 28, 2006.

4.4	Agreement to Amend Additional Investment Right between the Company and Smithfield Fiduciary LLC dated February 28, 2006.